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                                   CTB, INC.
                         CHORE-TIME BROCK HOLDING B. V.
                                  AS BORROWERS

                                      AND

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                      AND

                          KEYBANK NATIONAL ASSOCIATION
                            AS ADMINISTRATIVE AGENT



                             _____________________

                                AMENDMENT NO. 2
                                  DATED AS OF
                                  JUNE 1, 1998

                                       TO

                                CREDIT AGREEMENT
                                  DATED AS OF
                                AUGUST 15, 1997
                             _____________________




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                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 1, 1998 ("THIS AMENDMENT"), among the following:

          (i) CTB, INC., an Indiana corporation (herein, together with its successors and assigns, the "COMPANY" or a "BORROWER");

          (ii) CHORE-TIME BROCK HOLDING B. V., a private limited liability company formed under the laws of The Netherlands (herein, together with its successors and assigns, "CHORE-TIME NETHERLANDS" or a "BORROWER"), which is a Wholly-Owned Subsidiary of the Company;

          (iii) the financial institutions which are signatories hereto, each of which is one of the Lenders (the "LENDERS") party to the Credit Agreement; and

          (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

     PRELIMINARY STATEMENTS:

     (1) The Borrowers entered into the Credit Agreement, dated as of August 15, 1997, as amended by Amendment No. 1 thereto, dated as of March 1, 1998, with the Lenders named therein and KeyBank National Association, as Administrative Agent for the Lenders under the Credit Agreement (as so amended, the "CREDIT AGREEMENT").

     (2) Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     (3) The Borrowers have requested the Lenders and the Administrative Agent to amend certain of the terms of the Credit Agreement, and the Lenders and the Administrative Agent are willing to amend the Credit Agreement, all as more fully set forth below.

     (4) The parties have determined that it wold be appropriate to add provisions to the Credit Agreement with respect to the introduction or changeover to a single or unified European currency commonly referred to as the "euro", and the Borrowers, the Lenders and the Administrative Agent are willing to add such provisions to the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. AMENDMENTS.

     1.1. EXTENSION OF MATURITY DATE.   Effective on the Effective Date
provided in section 4 hereof, the date August 15, 2002 which appears in the definition of the term Maturity Date in section 1.1 of the Credit Agreement is changed to May 31, 2003.

     1.2. ACQUISITIONS.   Effective on the Effective Date provided in section 4
hereof, (i) the dollar amount $40,000,000 which appears in clause (C) of the definition of the term Permitted Acquisitions in section 1.1 of the Credit Agreement is changed to $60,000,000; and (ii) the dollar amount $5,000,000 which appears in clause (d) of section 9.2 of the Credit Agreement is changed to $10,000,000.

     1.3. BASKET INVESTMENTS AND GUARANTEES.   Effective on the Effective Date
provided in section 4 hereof, section 9.5(q) of the Credit Agreement is amended by, among other things, increasing the amount of the Basket Investments and Basket Guarantees provided for therein, with the result that, as so amended, such section 9.5(q) reads in its entirety as follows:

          (q) any other loans, advances, investments (whether in the form of cash or contribution of property, and if in the form of a contribution of property, such property shall be valued for purposes of this clause (q) at the fair value thereof as reasonably determined by the Company) and Guaranty Obligations, including, without limitation, in or to or for the benefit of, Subsidiaries, joint ventures, or other persons, not otherwise permitted by the foregoing clauses, made after March 31, 1997 (such loans, advances and investments, collectively, "BASKET INVESTMENTS", and such Guaranty Obligations, collectively "BASKET GUARANTEES"), if at the time of making any such Basket Investment or Basket Guarantee, and after giving effect thereto,

               (i) no Event of Default shall have occurred and be continuing, or would result therefrom,

               (ii) the aggregate Basket Investments so made do not exceed an amount equal to the greater of (A) $10,000,000, or (B) 15% of the Company's Consolidated Net Worth as of the date of the then most recent financial statements furnished to the Lenders under this Agreement, in each case taking into account the repayment of any loans or advances comprising such Basket Investments, and

               (iii) the aggregate Basket Guarantees so made cover an aggregate principal amount of Indebtedness outstanding at any time which is not in excess of the greater of (A) $5,000,000, or (B) 10% of the Company's Consolidated Net Worth as of the date of the then most recent financial statements furnished to the Lenders under this Agreement.

     1.4. EURO PROVISIONS.   Effective on the Effective Date provided in
section 4 hereof, the Credit Agreement is amended by (i) adding a new clause
(iii) to the definition of the term Alternative Currency in section 1.1 of the Credit Agreement, with the result that such term shall read in its entirety as set forth below, and (ii) adding the following additional sections 2.13 and
13.23 to the Credit Agreement:

          "ALTERNATIVE CURRENCY" shall mean and include (i) Dutch Guilders, German Marks, French Francs, Pounds Sterling and European Currency Units
     (ECUs), if at the time any such currency is readily and freely transferable and convertible into Dollars; (ii) any other lawful currency other than Dollars which is readily and freely transferable and convertible into Dollars and which (A) in the case of any General Revolving Loans to be denominated in such Alternative Currency, is acceptable to all of the Lenders with General Revolving Commitments, or (B) in the case of any Letter of Credit which is payable in such Alternative Currency, is acceptable to the Required Lenders and any applicable Letter of Credit Issuer; and (iii) after the commencement of the third stage of EMU, the euro (as such terms are defined in section 13.23), if at the time the euro is readily and freely transferable and convertible into Dollars.




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          2.13.  EURO PROVISIONS.   The applicable provisions of the foregoing
     section 2 which relate to Alternative Currencies are subject to the provisions of section 13.23.

          13.23. EUROPEAN ECONOMIC AND MONETARY UNION.   (a) DEFINITIONS. In
     this section 13.23 and in each other provision of this Agreement to which reference is made expressly or impliedly, the following terms have the meanings given to them in this section 13.23:

                 "COMMENCEMENT OF THE THIRD STAGE OF EMU" shall mean the date of commencement of the third stage of EMU (at the date hereof expected to be January 1, 1999) or the date on which circumstances arise which (in the opinion of the Administrative Agent) have substantially the same effect and result in substantially the same consequences as commencement of the third stage of EMU as contemplated by the Treaty on European Union.

                 "EMU" shall mean the economic and monetary union as contemplated by the Treaty on European Union.

                 "EMU LEGISLATION" shall mean legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

                 "EURO" shall mean the single currency of participating member states of the European Union.

                 "EURO UNIT" shall mean the currency unit of the euro.

                 "NATIONAL CURRENCY UNIT" shall mean the unit of currency (other than a euro unit) of a participating member state.

                 "PARTICIPATING MEMBER STATE" shall mean each state so described in any EMU legislation.

                 "TREATY ON EUROPEAN UNION" shall mean the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed in Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

          (b)    EFFECTIVENESS OF PROVISIONS.   The provisions of paragraphs (c)
     to (j) below (inclusive) shall be effective at and from the commencement of the third stage of EMU, PROVIDED, that, if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

          (c)    REDENOMINATION AND ALTERNATIVE CURRENCIES.   Each obligation
     under this Agreement of a party to this Agreement which has been denominated in the national currency unit




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     of a participating member state shall be redenominated into the euro unit in accordance with the EMU legislation, PROVIDED, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, each party to this Agreement shall be entitled to pay or repay such amount either in the euro unit or in such national currency unit.

          (d)   LOANS.   Any Loan in the currency of a participating member
     state shall be made in the euro unit.

          (e)   BUSINESS DAYS.   With respect to any amount denominated or to be
     denominated in the euro or a national currency unit, any reference to a "Business Day" shall be construed as a reference to a day (other than a Saturday or a Sunday) on which banks are generally open for business in (i) Cleveland, Ohio; and (ii) Frankfurt am Main, Germany (or such principal financial center in such participating member state or states as the Administrative Agent may from time to time nominate for this purpose).

          (f)   PAYMENTS TO THE ADMINISTRATIVE AGENT.   Sections 5.3 and 5.4
     shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Administrative Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such participating member state as the Administrative Agent may from time to time nominate for this purpose) as the Administrative Agent shall from time to time nominate for this purpose.

          (g)   PAYMENTS BY THE ADMINISTRATIVE AGENT TO THE LENDERS.   Any
     amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a participating member state shall be paid in the euro unit.

          (h)   PAYMENTS BY THE ADMINISTRATIVE AGENT GENERALLY.   With respect
     to the payment of any amount denominated in the euro or in a national currency unit, the Administrative Agent shall not be liable to the applicable Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the participating member state which the applicable Borrower or, as the case may be, any Lender shall have specified for such purpose. In this paragraph (h), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the euro.

          (i)   BASIS OF ACCRUAL.   If the basis of accrual of interest or Fees
     expressed in this Agreement with respect to the currency of any state that becomes a participating member state shall be inconsistent with any convention or practice in the London Interbank Market or otherwise provided in this Agreement for the basis of accrual of interest or fees in respect of the euro, such



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     convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; PROVIDED, that if any Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

          (j)   ROUNDING AND OTHER CONSEQUENTIAL CHANGES.   Without prejudice
     and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the applicable Borrower to the Lenders and the Lenders to the applicable Borrower under or pursuant to this Agreement:

                (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

                (ii) except as expressly provided in this section 13.23, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

          (k)   INCREASED COSTS.   The applicable Borrower shall from time to
     time, at the request of the Administrative Agent, pay to the Administrative Agent for the account of each Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender or any holding company of such Lender as a result of the introduction of, changeover to or operation of the euro in any participating member state, other than any such cost or reduction or amount foregone reflected in the Eurocurrency Rate.

     SECTION 2. REPRESENTATIONS AND WARRANTIES.

     The Borrowers jointly and severally represent and warrant that (i) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrowers, has been duly executed and delivered by a duly authorized officer or officers of the Borrowers, and constitutes the valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with its terms; (ii) the representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (iii) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (iv) the Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which any Borrower is a party.






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     SECTION 3. RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     SECTION 4. BINDING EFFECT.

     This Amendment shall become effective if and when, on a date (the "EFFECTIVE DATE"), on or prior to June 30, 1998, (i) this Amendment shall have been executed by the Borrowers and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent,
(ii) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent, (iii) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution), and (iv) the Administrative Agent shall have notified the Company and each Lender in writing that the conditions specified in the foregoing clauses have been satisfied; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrowers, each Lender and the Administrative Agent and their respective permitted successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

     SECTION 5. MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.




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     5.5.  APPLICABLE LAW.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]










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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

CTB, INC.                                         COMERICA BANK


By:____________________________________           By:____________________________________
    Vice President & Chief Financial Officer          Vice President


CHORE-TIME BROCK HOLDING B. V.                    LaSALLE NATIONAL BANK

By: CTB, Inc.,
       one of its Managing Directors              By:____________________________________
                                                      Commercial Lending Officer

By:____________________________________
    Vice President & Chief Financial Officer


KEYBANK NATIONAL ASSOCIATION,                     NBD BANK, N. A.
  individually and as Administrative Agent

                                                  By:____________________________________
By:____________________________________               Vice President
    Senior Vice President


BANK ONE, INDIANA, NATIONAL                       COOPERATIEVE CENTRALE
  ASSOCIATION                                     RAIFFEISEN-BOERENLEEBANK B.A.,
                                                  "RABOBANK NEDERLAND",
                                                  NEW YORK BRANCH
By:____________________________________
    Vice President
                                                  By:____________________________________
                                                      Title:


                                                  By:____________________________________
                                                      Title:









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                           ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, and without limitation of the intent and effect of sections 5 and 6 of the Subsidiary Guaranty and sections 6 and 7 of the Foreign Subsidiary Guaranty (as such terms are defined in the Credit Agreement referred to in the Amendment No. 2 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement, as in effect prior to the Amendment, and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement, as in effect prior to the Amendment, as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty and/or the Foreign Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned. This Acknowledgment and Consent may be executed by the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.



CTB CREDIT CORPORATION                    FANCOM HOLDING B. V.


By:_________________________________      By:_________________________________
    Title:                                    Jan H. M. Cremers
                                              Managing Director

CTB SALES CORPORATION                     FANCOM B. V.


By:_________________________________      By:_________________________________
    Title:                                    Jan H. M. Cremers
                                              Managing Director

                                          By:_________________________________
                                              Har H. W. Gootzen
                                              Managing Director